SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C. 20549


                                FORM 8-K


                             CURRENT REPORT



       Pursuant to Section 13 or 15(d) of the Securities Exchange

                               Act of 1934




    Date of Report January 11, 1996    Commission File Number 1-3647
       (Date of earliest event reported)



                             J.W. Mays, Inc.
         (Exact name of registrant as specified in its charter)


                      New York                         11-1059070
           (State or other jurisdiction           (I.R.S. Employer
                 of incorporation)                 Identification No.)


          9 Bond Street,  Brooklyn,  New York          11201-5805
        (Address of principal executive offices)       (Zip Code)


    (Registrant's telephone number, including area code) 718-624-7400


                                                 This Report Contains 5 Pages.

Item 4. Changes in Registrant's Certifying Accountants

      (a) At its meeting on January ll, l996, the Board of Directors of the Registrant engaged the firm of D'Arcangelo & Co. to act as the Registrant's independent certified public accountants to audit the Registrant's financial statements for the fiscal year ending July 3l, l996. D'Arcangelo & Co. replaces Lipsky, Goodkin & Co., P.C. The work of Lipsky, Goodkin & Co., P.C. was terminated January ll, l996.

      (b) The principal accountant's report on the financial statements for the past two years did not contain an adverse opinion, or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

      (c) The decision to change accountants was requested by management, then recommended by the audit committee of the Board of Directors and approved by the Board of Directors.

      (d) During the Registrant's two most recent fiscal years there were no disagreements with the former accounting firm on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure.

      (e) There was no discussion with the newly engaged accountants as to the application of accounting principles to a specified transaction and since there was no matter that was the subject of a disagreement, no discussion took place in this area.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                J.W. MAYS, Inc.
                                                 (Registrant)



Dated:  January 17, 1996             By:      Lloyd J. Shulman

                                               Lloyd J. Shulman
                                           Co-Chairman / President

                                                              Exhibit A

                Lipsky, Goodkin & Co. P.C.
               Certified Public Accountants
                   120 West 45Th Street
                 New York, New York 10036
                         -------
                Telephone  (212) 840-6444                 Members
                Telecopier (212) 921-7186           American Institute of
                                                 Certified Public Accountants
                                                          -----------
                                                     N.Y. State Society of
                                                 Certified Public Accountants



Office of the Chief Accountant
Securities and Exchange Commission
Washington, DC 20549

Gentlemen:

We were previously principal accountants for J.W. Mays, Inc. (Commission File # 1-3647) and on October 12, 1995 (except with respect to the matter discussed in Note 16(b), as to which the date is October 20, 1995), we reported on the consolidated financial statements of J.W. Mays, Inc. and Consolidated Subsidiaries ("Mays") as of and for the two years ended July 31, 1995. On December 22, 1995, we were dismissed as principal accountants of Mays. We have read
Mays statements included under Item 4 of its Form 8-K for January 17, 1996, and we agree with such statements.


                                         Very truly yours,

                                         S/

                                         LIPSKY, GOODKIN & CO., P.C.


New York, N.Y.
January 17, 1996